UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2015

Commission File Number: 333-141703-02	Commission File Number: 000-23108	Commission File Number: 033-54804

DISCOVER CARD EXECUTION NOTE TRUST	DISCOVER CARD MASTER TRUST I	DISCOVER BANK
(Exact name of issuing entity in respect of the notes as specified in charter)	(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate)	(Exact name of sponsor and depositor as specified in charter)

Delaware	Delaware	Delaware
(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the issuing entity)	(State or jurisdiction of incorporation or organization of the sponsor and depositor)

c/o Wilmington Trust Company Rodney Square North 1100 North Market Street Wilmington, Delaware 19890-0001	c/o Discover Bank 12 Read’s Way New Castle, Delaware 19720	12 Read’s Way New Castle, Delaware 19720
(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the issuing entity)	(Address of principal executive offices of the sponsor and depositor)

51-0020270

(IRS Employer

Identification No. of the

sponsor and depositor)

(302) 323-7315

(Telephone, including area code)

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into Material Definitive Agreements

On October 29, 2015, Discover Card Execution Note Trust and Discover Bank entered into an Underwriting Agreement by and among Discover Card Execution Note Trust, Discover Bank, Credit Suisse Securities (USA) LLC and Mitsubishi UFJ Securities (USA), Inc. (the “Underwriting Agreement”), with respect to notes to be issued by Discover Card Execution Note Trust in one or more series, classes and tranches pursuant to the Indenture, dated as of July 26, 2007, as amended by the First Amendment to Indenture, dated as of June 4, 2010, and as supplemented by the Amended and Restated Indenture Supplement, dated as of June 4, 2010, and a Terms Document having the date stated in the applicable Terms Agreement (as so supplemented and as otherwise modified or amended from time to time, the “Indenture”), between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee. A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On October 29, 2015, Discover Card Execution Note Trust and Discover Bank entered into a Terms Agreement with Credit Suisse Securities (USA) LLC and Mitsubishi UFJ Securities (USA), Inc., with respect to the issuance of $550,000,000 principal amount of Class A(2015-4) DiscoverSeries Notes of Discover Card Execution Note Trust (the “Class A(2015-4) Terms Agreement”). A copy of the Class A(2015-4) Terms Agreement is filed as Exhibit 1.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On November 5, 2015, Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee, intend to enter into the Class A(2015-4) Terms Document. An unexecuted copy of the Class A(2015-4) Terms Document is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated October 29, 2015, among Discover Card Execution Note Trust, Discover Bank, Credit Suisse Securities (USA) LLC and Mitsubishi UFJ Securities (USA), Inc.

Exhibit 1.2	Terms Agreement, dated October 29, 2015, among Discover Card Execution Note Trust, Discover Bank, Credit Suisse Securities (USA) LLC and Mitsubishi UFJ Securities (USA), Inc., with respect to the Class A(2015-4) DiscoverSeries Notes, excluding Annexes

Exhibit 4.1	Class A(2015-4) Terms Document, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Bank
(as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust)

Date: October 30, 2015	By:	/s/ Michael F. Rickert
Michael F. Rickert
Vice President, Chief Financial Officer and Assistant Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated October 29, 2015, among Discover Card Execution Note Trust, Discover Bank, Credit Suisse Securities (USA) LLC and Mitsubishi UFJ Securities (USA), Inc.

Exhibit 1.2	Terms Agreement, dated October 29, 2015, among Discover Card Execution Note Trust, Discover Bank, Credit Suisse Securities (USA) LLC and Mitsubishi UFJ Securities (USA), Inc., with respect to the Class A(2015-4) DiscoverSeries Notes, excluding Annexes

Exhibit 4.1	Class A(2015-4) Terms Document, between Discover Card Execution Note Trust, as Issuer, and U.S. Bank National Association, as Indenture Trustee